Exhibit 10.34

March 12, 2019

Mr. Brian Hoover

Chief Accounting Officer

Rite Aid Corporation

30 Hunter Lane

Camp Hill, PA 17011

RE:                           Agreement dated as of January 1, 2001 by and between Rite Aid Corporation (the “Company”) and Brian Hoover (the “Executive”), as amended from time to time (the “Agreement”)

Dear Brian:

I am pleased to provide you with this letter in order to update the Agreement to reflect your promotion to the position of Chief Accounting Officer of the Company.  This amendment shall be effective as of March 12, 2019 (the “Amendment Date”).

In consideration of your appointment and of other good and valuable consideration, the receipt of which is acknowledged:

1.                                      Section 2.1 (“Position”) is hereby amended by deleting the term “Group Vice President and Controller” and replacing it with the term “Senior Vice President & Chief Accounting Officer” in the first sentence of Section 2.1.

2.                                      Section 2.2 (“Duties”) is hereby amended by deleting the term “Group Vice President and Controller” and replacing it with the term “Senior Vice President & Chief Accounting Officer” in the first sentence of Section 2.2.

3.                                      Section 3.1 (“Base Salary”) is hereby amended by deleting the term “Two Hundred Seventy-Five Thousand Dollars ($275,000)” and replacing it with the term “Three Hundred Seventy Five Thousand Dollars ($375,000).”

4.                                      Section 3.2 (“Annual Performance Bonus”) is hereby amended by deleting the term “30%” and replacing it with the term “50%” in two instances within Section 3.2.

5.                                      Section 3.3 (“Equity Awards”) is hereby amended by deleting the term “fifty percent (50%)” and replacing it with the term “seventy five percent (75%)” in two instances within Section 3.3.

6.                                      Section 5.4(b) (“Definition of Good Reason”) is hereby amended by deleting the term “Group Vice President and Controller” and replacing it with the term “Senior Vice President & Chief Accounting Officer.”

If you are in agreement with the changes described in the above paragraphs, please sign both copies of this letter below where indicated, returning one copy to me and retaining one copy for your records.

[SIGNATURE PAGE FOLLOWS]

Sincerely,

Rite Aid Corporation

	By:	/s/ James J. Comitale
Name: James J. Comitale
Title: SVP, General Counsel & Secretary

Agreed:

/s/ Brian Hoover
Brian Hoover